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                                                                   Exhibit 10.37

                               DIME BANCORP, INC.
                      VOLUNTARY DEFERRED COMPENSATION PLAN
                                  FOR DIRECTORS
                       (As Amended and Restated Effective
                              as of July 24, 1997)

                  1. Establishment and Purpose of the Plan. This Voluntary Deferred Compensation Plan for Directors (the "Plan") is established to enable the members of the Boards of Directors of Dime Bancorp, Inc. (the "Company") and its subsidiaries to defer a portion of the fees that would otherwise be paid to them as directors and to, instead, receive such amounts at a later date, and, to the extent provided in Paragraph 5, to provide for the payment of amounts transferred to the Plan representing the present value of benefits previously accrued under the Retainer Continuation Plan for Independent Directors of The Dime Savings Bank of New York, FSB (the "Retainer Continuation Plan").

                  2. Administration. The Plan shall be administered by the Compensation Committee of the Board of Directors of Dime Bancorp, Inc. or such other committee appointed either by the Board of Directors of the Company (the "Board") or by such Compensation Committee (the "Committee"), provided, however, to the extent determined necessary to satisfy the requirements for exemption from Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Act"), with respect to investments deemed made hereunder in phantom stock of the Company, action by the Committee may be by a committee composed solely of two or more "non-employee directors," within the meaning of Rule 16b-3 as promulgated under Section 16(b) of the Act, appointed by the Board or by the Compensation Committee of the Board or such action may instead be taken by the Board. The Committee shall be authorized to interpret the Plan and make decisions regarding any questions arising thereunder, and any such interpretation or decision of the Committee shall, unless overruled or modified by the Board, be final, conclusive and binding upon all directors of the Company and its subsidiaries and upon any person claiming benefits or rights under the Plan by or through any such individual. No member of the Committee shall be entitled to act on or decide any matter relating solely to himself or herself or any of his or her rights or benefits under the Plan. The Committee may, in its discretion, designate a person or persons to carry out such duties or functions as the Committee so determines, and to the extent provided under the Company's fiduciary delegation policy (and not inconsistent with the requirements of Section 16(b) of the Act) shall be deemed to have so designated the Benefits Committee of the Company. Notwithstanding any provision of the Plan to the contrary, any duty or function which may be performed by the Committee or its delegatee under the Plan may instead be performed by the Board if the Board so determines in its sole discretion.

                  3. Eligibility. Members of the Boards of Directors of the Company and its subsidiaries shall be permitted to participate in the Plan. To the extent, if any, the provisions of the Employee Retirement Income Security Act of 1974, as amended, apply to this Plan with respect to any directors who are otherwise employees of the Company or its subsidiaries, it is intended that this program be limited to a select group of management or highly compensated employees, within the meaning of such law.
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                  4. Deferrals of Compensation. With respect to each year as to which an individual has been designated as eligible to participate in this Plan, the individual may elect to become a Participant in the Plan by submitting to the Committee or its designee a written election to defer receipt of a either a percentage, or specified dollar amount of the amounts that would otherwise be earned by the Participant in connection with his or her services as a director of the Company or one or more of its subsidiaries in the next following calendar year. Except as otherwise provided by the Committee in accordance with law, such election shall be made on or before the last day of the calendar year preceding the calendar year with respect to which the election relates. Notwithstanding the foregoing, elections may be made to defer receipt of compensation to be earned after the date of the election and during the period August 15, 1994 through December 31, 1994, no later than August 31, 1994, and, with respect to each individual who first becomes an eligible director who is to receive compensation as a director after August 31, 1994, elections may be made to defer receipt of such compensation to be earned after the date of election through the end of the calendar year of the election within 30 days after the individual first becomes such an eligible director. No election for a deferral of a specified dollar amount of compensation shall apply to an amount that totals less than $5,000.

                  5. Conversion of Retainer Continuation Plan Benefit. If an individual eligible to participate in the Plan has elected to convert his or her accrued benefit under the Retainer Continuation Plan, as determined and calculated under such plan, into its present value and to transfer such present value to the Plan, then such transferred benefit shall be credited to a "Benefit Transfer Account" to be held and administered under the Plan for the benefit of such Participant. The present value to be transferred to the Participant's Benefit Transfer Account shall be determined in accordance with the terms of the Retainer Continuation Plan, as of January 1, 1997. The present value to be transferred to the Participant's Benefit Transfer Account shall be determined in accordance with the terms of the Retainer Continuation Plan as of January 1, 1997, or in the event the transfer of the present value occurs after January 1, 1997, as of the date of such transfer.

                  6. Accounts under the Plan. Amounts deferred by a Participant pursuant to Paragraph 4 hereof shall be maintained in an "Account" for such Participant by the Company or by the subsidiary of the Company responsible to pay the compensation being deferred by the participant hereunder; provided, however, that effective December 12, 1995, all amounts previously deferred and deferred in the future under the Plan by all Participants with respect to compensation otherwise payable by the Company shall be transferred by the Company to The Dime Savings Bank of New York, FSB (the "Bank"), along with amounts representing deemed earnings (net of deemed losses) on previously deferred amounts, and provided, further, that the transferred amounts, increased by deemed earnings and reduced by deemed losses thereon, shall be maintained in Accounts for such Participants by the Bank, which shall be responsible for the payment of such amounts hereunder. Amounts transferred to the Plan from the Retainer Continuation Plan pursuant to Paragraph 5 hereof shall be credited to a Benefit Transfer Account for each affected Participant. The Benefit Transfer Accounts, increased by deemed earnings and reduced by deemed losses, shall be payable by, and the responsibility of, the Bank. Notwithstanding anything in this Plan to the contrary, the Bank shall be jointly and severally liable for the payment of all benefits payable under the Plan.


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                  7. (a) Deemed Investment of Accounts. The Account maintained on behalf of each Participant with respect to the amounts deferred by that Participant hereunder with respect to each year of participation by the Participant shall be deemed to be invested in, and shall be adjusted to reflect earnings and losses of, such investments or investment funds as is designated as available from time to time by the Committee. To the extent the Committee makes available alternative deemed investment vehicles with respect to amounts eligible to be deferred under the Plan, each Participant shall, upon making a deferral election hereunder, designate, in the form and manner prescribed by the Committee, that the amounts to be credited to his or her Account be applied in such proportions as he or she may designate, in such multiples as is permitted by the Committee, in each deemed investment made available by the Committee. The Committee may make available different deemed investments for amounts deferred at different times under the Plan, and may change the available deemed investments under the Plan from time to time. The Committee may also designate that only one deemed investment be available with respect to any amounts deferred hereunder, in which event that deemed investment shall apply to all such amounts without regard to any other election that a Participant may desire. Notwithstanding anything herein to the contrary, if, following a Change in Control (as defined in Paragraph 14) or a Corporate Event (as defined below), one or more of the investment options under the Plan are eliminated, the Committee shall make available an investment option or have all Accounts and Benefit Transfer Accounts credited with earnings based on a single deemed investment (or, if the Committee fails to so act, an investment option or single deemed investment, as described in this sentence, shall automatically be made available under the Plan) providing for a monthly investment return equal to no less than the published fixed rate return for 30-year U.S. Treasury securities as in effect on the last business day of each month (or, in the event such a return on 30-year U.S. Treasury securities is not then available, there shall be provided an investment return as shall be determined by the "Committee" under the Umbrella Trust Agreement among the Company, The Dime Savings Bank of New York, FSB (the "Bank") and Marine Midland Bank with respect to the Covered Arrangements for Outside Directors of the Bank and Related Entities). For purposes of this Paragraph 7(a), a "Corporate Event" shall mean the execution of a binding agreement that, if consummated, would result in a Change in Control of a type specified in clause (i) or (iii) of Paragraph 14 (an "Acquisition Agreement") or of a binding agreement for the sale or disposition of assets that, if consummated, would result in a Change in Control of a type specified in clause (iv) of Paragraph 14 (an "Asset Sale Agreement") or the adoption by the Board of Directors of the Company or the Bank of a plan of complete liquidation or dissolution of the Company or the Bank that, if consummated, would result in a Change in Control of a type specified in clause (iv) of Paragraph 14 (a "Plan of Liquidation"); provided, however, that a Corporate Event shall not be deemed to exist after the Abandonment Date. As used in this Paragraph 7(a), the term "Abandonment Date" shall mean the date on which (A) an Acquisition Agreement, Asset Sale Agreement or Plan of Liquidation is terminated (pursuant to its terms or otherwise) without having been consummated, (B) the parties to an Acquisition Agreement or Asset Sale Agreement abandon the transactions contemplated thereby,
(C) the Bank or the Company abandons a Plan of Liquidation or (D) a court or regulatory body having competent jurisdiction enjoins or issues a cease and desist or stop order with respect to or otherwise prevents the consummation of, or a regulatory body notifies the Bank or the Company that it will not approve, an Acquisition Agreement, Asset Sale Agreement or Plan of Liquidation or the transactions contemplated thereby and such injunction, order or notice has become final and not subject to appeal.


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                        (b) Deemed Investment of Benefit Transfer Accounts. The
Benefit Transfer Account maintained on behalf of a Participant with respect to amounts transferred from the Retainer Continuation Plan shall be initially deemed to be invested in, and shall be adjusted to reflect earnings and losses of, phantom investments in Dime Bancorp, Inc. common stock. The number of shares of phantom stock initially credited to a Participant's Benefit Transfer Account shall be determined based on the average of the closing price of the common stock of the Company on each trading day during the twelve month period ending on the day immediately preceding the date amounts are deemed to be transferred from the Retainer Continuation Plan to the Plan. Except as permitted by Paragraph 8(b), the amount credited to a Participant's Benefit Transfer Account shall remain deemed invested in phantom stock of the Company.

                  8. (a) Change in Investment Directions. A Participant may, by filing a notice in the form and manner prescribed by the Committee, elect to change his or her investment direction with respect to all or a portion of the amounts then held, or to be held, in such Participant's Account, with such election and the new investment direction becoming effective as of the first day of any calendar quarter (i.e. January 1, April 1, July 1 or October 1), provided such investment direction election is made, and not revoked, prior to 10:00 a.m. on the first day of such calendar quarter. Such direction may relate solely to amounts already allocated to the Participant's Account (in which event it shall constitute a direction to transfer amounts in the Participant's Account among the various available deemed investments) or may relate solely to amounts to be deferred in the future, or may relate to both amounts already allocated to the Participant's Account and amounts to be deferred in the future. Any investment direction election made by a Participant shall remain in effect until changed, to the extent such change is permitted under the Plan.

                        (b) Benefit Transfer Account Transfer Restrictions. (i) In the case of amounts credited to a Participant's Benefit Transfer Account, such amounts shall remain invested in phantom stock of the Company until the Restriction Lapse Date (as defined below). For purposes of this Paragraph 8(b), the Restriction Lapse Date shall mean the earlier of (A) a Participant's attainment of age 73 (or, if later, the date on which the Participant's benefit under the Retainer Continuation Plan is deemed to be transferred to the Plan) or
(B) the second anniversary of the date on which the Participant's benefit under the Retainer Continuation Plan is deemed to be transferred to the Plan. Upon such Restriction Lapse Date, a Participant may, by filing a notice in the form and manner prescribed by the Committee, elect to change his or her investment direction with respect to all or a portion of the amounts then credited to such Participant's Benefit Transfer Account, with such election and the new investment direction to invest in one or more of the deemed investment funds then made available under the Plan becoming effective as of the first day of any calendar quarter (i.e., January 1, April 1, July 1 or October 1), provided such investment direction election is made, and not revoked, prior to 10:00 a.m. on the first day of such calendar quarter.

                  (ii) If, following the Restriction Lapse Date, and to the extent of amounts initially credited to a Participant's Benefit Transfer Account and deemed invested in phantom stock of the Company, the amounts then credited to a Participant's Benefit Transfer Account are, in accordance with the election of the Participant, deemed redeemed for the first time and deemed reinvested in any one or more of the deemed investment funds then made available under the Plan, the deemed redemption of such phantom stock shall be valued either (A) based on the average of the


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closing price of the common stock of the Company, as reported on the New York
Stock Exchange, on each trading day during the twelve-month period ending on the day immediately preceding the date the amounts are deemed so redeemed, or (B) solely if such deemed redemption occurs after the occurrence of a Change in Control (as defined in Paragraph 14) and on or before the later of the Restriction Lapse Date or the first day of the third calendar quarter after such Change in Control occurs, and only with respect to such phantom stock credited to the Participant's Benefit Transfer Account on the date of the Change in Control, based on the greater of the amount described in (A) above or the highest closing price of the common stock of the Company, as reported on the New York Stock Exchange, during the 90-day period ending on, and including, the date of the Change in Control. After such initial deemed redemption and, as applicable, deemed reinvestment in any of the other deemed investment funds under the Plan, the Participant may thereafter change his or her investment direction with respect to such reinvested amounts in accordance with the provisions of Paragraph 8(a), provided that, except as provided in Paragraph 8(c), in the case of any such subsequent deemed reinvestment in, or deemed redemption of, investments in phantom stock of the Company, such phantom stock shall be valued based on the closing price of the common stock of the Company, as reported on the New York Stock Exchange on the date of such deemed reinvestment or redemption.

                  (iii) Further, to the extent of amounts initially credited to a Participant's Benefit Transfer Account and deemed invested in phantom stock of the Company, if the amounts then credited to a Participant's Benefit Transfer Account are deemed redeemed for the first time and, in accordance with Paragraph 14, paid to the Participant (or his or her Beneficiary) as a distribution under the Plan, the deemed redemption of such phantom stock shall be valued based on the average of the closing price of the common stock of the Company, as reported on the New York Stock Exchange, on each trading day during the twelve month period ending on the day immediately preceding the date the amounts are deemed so redeemed. Notwithstanding the foregoing, if the deemed redemption described in the preceding sentence occurs after the occurrence of a Change in Control and on or before the later of the Restriction Lapse Date and the start of the third calendar quarter after such Change in Control, the deemed redemption of such phantom stock shall be valued based on the greater of the amount described in the preceding sentence or the highest closing price of the common stock of the Company, as reported on the New York Stock Exchange, during the 90-day period ending on, and including, the date of the Change in Control.

                        (c) Special Phantom Stock Valuation. Except as provided in Paragraph 8(b), if amounts credited to a Participant's Account, and deemed invested in phantom stock of the Company on the date of a Change in Control (as defined in Paragraph 14), are, in accordance with the election of the Participant, deemed redeemed and deemed reinvested in any one or more of the deemed investment funds then made available under the Plan and the deemed redemption occurs after the occurrence of a Change in Control (as defined in Paragraph 14), but on or before the first day of the third calendar quarter following the occurrence of the Change in Control, the deemed redemption of such phantom stock shall be valued based on the greater of (A) the closing price of the common stock of the Company, as reported on the New York Stock Exchange, on the date on which the deemed redemption occurs or (B) the highest closing price of the common stock of the Company as reported on the New York Stock Exchange, during the 90-day period ending on, and including, the date of the Change in Control. If amounts credited to a Participant's Account, and


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deemed invested in phantom stock of the Company, are deemed redeemed after the occurrence of a Change in Control (as defined in Paragraph 14), but on or before the first day of the third calendar quarter following the occurrence of the Change in Control, and, in accordance with Paragraph 13, are paid to the Participant (or his or her Beneficiary) as a distribution under the Plan, the deemed redemption of such phantom stock shall be valued based on the greater of
(A) the closing price of the common stock of the Company, as reported on the New York Stock Exchange, on the date on which the deemed redemption occurs or (B) the highest closing price of the common stock of the Company, as reported on the New York Stock Exchange, during the 90-day period ending on, and including, the date of the Change in Control.

                        (d) Securities Law Limitations. Notwithstanding anything in the Plan to the contrary, if at any time a Participant who is an Insider (as defined below) is prohibited by the Section 16 Rules (as defined below) from directing that his or her Account or Benefit Transfer Account be (i) deemed invested in an investment fund that invests in common stock of the Company, (ii) deemed transferred to a deemed investment in common stock of the Company or
(iii) to the extent of any deemed investment in common stock of the Company, deemed redeemed for whatever reason, any such direction shall be disregarded and not given effect. For purposes of this Paragraph 8, an Insider shall mean, with respect to the Company or any of its subsidiaries, (i) any Participant who is subject to the Section 16 Rules, determined in accordance with Rule 16a-2 thereof, and (ii) solely with respect to certain trading restrictions with respect to common stock of the Company imposed from time to time by the Company or any of its subsidiaries, any Participant who is subject to such trading restrictions. For purposes of this Paragraph 7, the Section 16 Rules mean those rules (as from time to time amended) promulgated by the Securities and Exchange Commission ("SEC") under Section 16 of the Act. For purposes of the Plan, an action shall be deemed to be prohibited by the Section 16 Rules, if it could, if permitted or occurring, result in a transaction not being exempt from the provisions of Section 16(b) of the Act. An action in violation of certain trading restrictions with respect to common stock of the Company imposed from time to time by the Company or any of its subsidiaries shall be deemed to be prohibited by the Section 16 Rules solely for purposes of the Plan.

                  9. Crediting of Accounts. Each Participant's Account and, as applicable, Benefit Transfer Account shall be deemed credited at the end of each calendar quarter (or on such other dates as is designated by the Committee) with the earnings or losses that the amount in the Account or Benefit Transfer Account would have experienced had the Account or Benefit Transfer Account actually been invested in the deemed investment designated by the Participant or, as appropriate, the Committee.

                  10. Investment in Phantom Stock of Dime Bancorp, Inc. In accordance with such administrative rules and procedures as may be prescribed by the Committee, phantom investments in Dime Bancorp, Inc. common stock shall be offered for the investment of Participant Accounts and, as applicable, Benefit Transfer Accounts. In accordance with Rule 16b-3 (as in effect pursuant to rules issued by the SEC under Section 16(b) of the Act on May 31, 1996) and relevant interpretations of the SEC thereunder, it is intended that approval of the Plan by the Board shall satisfy the condition for approval under Rule 16b-3 with respect to the investment of new deferrals in phantom stock of Dime Bancorp, Inc.


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                  11. Status of Investments. All investments actually made by the Bank or any other subsidiary of the Company pursuant to this Plan will be deemed made solely for the purpose of aiding such entity in measuring and meeting its obligations under the Plan. Further, such entities are not limited to the investments described in the provisions set forth above but are merely obligated to provide payments pursuant to the terms of this Plan that reflect the investment returns offered by the deemed investments made available under the Plan. The Bank or, as applicable, one or more of the subsidiaries of the Company, will be named sole owner of all such investments and of all rights and privileges conferred by the terms of the instruments evidencing such investments. This Plan places no obligation upon any entity to invest any portion of the amount in a Participant's Account or Benefit Transfer Account, to invest or continue to invest in any specific asset, to liquidate any particular investment, or to apply in any specific manner the proceeds from the sale, liquidation, or maturity of any particular investment. Nothing stated herein shall cause such investments to be treated as anything but the general assets of the Bank or, as applicable, other subsidiaries of the Company, nor will anything stated herein cause such investments to represent the vested, secured or preferred interest of the Participant or his or her beneficiaries designated under this Plan. Participants hereunder have the status of unsecured creditors with respect to their Accounts or Benefit Transfer Account, and it is intended that the Plan be unfunded for tax purposes and, to any extent applicable, for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended.

                  12. Vesting. Participants shall be fully vested in all amounts in their Accounts and Benefit Transfer Account at all times.

                  13. (a) Payment of Accounts. At the time a Participant elects to defer compensation hereunder, the Participant shall designate the time and the manner for the payment of the amounts to be allocated to such Participant's Account with respect to such deferral of compensation. Except as otherwise provided below, payment to a Participant shall commence upon a fixed date selected by the Participant at the time of the deferral chosen from the following dates:

                  (i) The last day of a calendar quarter ending at least three years from the end of the calendar year in which the deferred compensation would otherwise be payable, but no later than the end of the calendar quarter in which occurs the Participant's 75th birthday.

                  (ii) The last day of any one of the four calendar quarters ending after the service of the Participant as a director of the Company and any of its subsidiaries terminates (as designated by the Participant at the time of deferral).

Except as otherwise provided below, the form of payment of deferred amounts in a Participant's Account shall be designated by the Participant at the time the election to defer compensation is made and shall be from among the following options, to the extent such optional forms are made available by the Committee. All forms of payment shall be based on the value of a Participant's Account attributable to the particular deferral election and all forms of payment shall be actuarially equivalent to each other. The options that may be made available are:

                 (A)   a lump sum;


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                 (B)   a number of quarterly or annual installments, limited in
                       such manner as is determined by the Committee;

                 (C) one or more forms of annuity providing a fixed quarterly or monthly payment, which shall include, in addition to such forms of annuity as shall be determined from time to time by the Committee, the following:

                       (1)   Single Life Annuity;

                       (2)   Single Life Annuity With A Ten-Year Term Certain;

                       (3)   Joint and 50% Survivor Annuity;

                       (4)   Joint and 100% Survivor Annuity;

                       (5) Joint and 50% Survivor Annuity With A Ten-Year Term Certain;

                       (6) Joint and 100% Survivor Annuity With A Ten-Year Term Certain

                       The forms of annuity described in options (3) through (6) shall be available only if the Participant is married at the time benefits commence. If a Participant is not married at the time benefits commence, such Participant shall be permitted to select only the form of annuity described in option (1) or (2); or

                 (D) a designated dollar amount (to the extent such amount is allocated to the Participant's Account with respect to the deferral of compensation in question) or percentage of the Participant's Account payable in either a lump sum or quarterly or annual installments at the end of one or more calendar quarters otherwise available for election for the commencement of distributions as described above, with the remainder of the amount subject to such designation to be distributed in either a lump sum or quarterly or annual installments commencing at such other date chosen from clauses (a)(i) or (a)(ii) above.

In the event that payment is to be made on the form of an annuity, the amount of each annuity payment shall be determined by the Committee or its designee in its sole discretion, which amount shall be based on the amounts that could be payable under one or more commercial annuity products that could be purchased with the amount in a Participant's Account that is to be paid in the form of an annuity at a date set by the Committee that is within 60 days of the starting date of the annuity, with the identity of the commercial annuity products to be used for this purpose to be determined in the sole discretion of the Committee, or by the Committee's designee in accordance with standards


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established by the Committee. Any such determination, and the determination by the Committee or its delegatee of the amount of any annuity payments to be made hereunder shall be final and binding upon all Participants and beneficiaries. In the event that the Committee or its designee, in their sole and absolute discretion, shall direct that a commercial annuity be purchased in order to fund any payment obligations hereunder, such annuity contract, when purchased, shall be the property of the Bank or other purchasing subsidiary of the Company, and the Participant will continue to be no more than an unsecured creditor of the Bank or, as applicable, another subsidiary of the Company, as described above. Each Participant's Account under the Plan shall be reduced by the amount of any distribution hereunder. To the extent otherwise necessary to enable the transactions relating to a distribution under this Paragraph 13 to qualify for exemption under Section 16(b) of the Act, the distribution of a Participant's Account and/or Benefit Transfer Account under this Paragraph 13 shall occur on the earliest date such distribution (or distributions) may be made whereby the transactions relating to the distribution (or distributions) qualify for exemption under Section 16(b) of the Act, provided that, with the consent of the Participant, the Committee may direct that any such distribution (or distributions) be made on any earlier date.

                       (b)   Payment   of   Benefit   Transfer   Accounts.   A
Participant who has elected to convert his or her accrued benefit under the Retainer Continuation Plan and transfer such converted benefit to a Benefit Transfer Account under the Plan, as provided in Paragraph 5, shall be permitted to designate the time and manner for the payment of the amounts credited to his or her Benefit Transfer Account, provided that any such election is made at least twenty-four (24) months prior to the earlier of (i) the date payment of amounts credited to the Benefit Transfer Account would otherwise commence (other than on account of Hardship or a Change in Control) or (ii) the date the Participant's service as a member of the Board and, as applicable, as a member of the boards of directors of all subsidiaries of the Company terminates. If a Participant, in accordance with this Paragraph 13(b), has not made an effective election with respect to the time of payment of his or her Benefit Transfer Account, the amount credited to such account shall be paid commencing on the last day of the calendar quarter next following the Participant's termination of service as a member of the Board and, as applicable, as a member of the boards of directors of all subsidiaries of the Company. If a Participant, in accordance with this Paragraph 13(b), has not made an effective election with respect to the form of payment of his or her Benefit Transfer Account, the amount credited to such account shall be paid in the form of a single life annuity (unless the Committee, in its sole discretion, directs that another form of benefit otherwise available under the Plan be paid).

If an election as to the commencement date for the payment of a Participant's Benefit Transfer Account is timely made, as provided in this Paragraph 13(b), the Participant may designate the date on which the payment of his or her Benefit Transfer Account shall commence from the following dates:

                       (i) The last day of a calendar quarter ending at least
                 twenty-four (24) months after date on which the election is made, but in no event may payments commence later than the last day of the calendar quarter in which occurs the Participant's 75th birthday.


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                       (ii) The last day of any one of the four calendar
                 quarters ending after the service of the Participant as a director of the Company and any of its subsidiaries terminates.

If an election as to the form of payment of a Participant's Benefit Transfer Account is timely made, as provided in this Paragraph 13(b), the Participant may designate the form of payment from the following:

                 (A)   a lump sum;

                 (B) a number of quarterly or annual installments, limited in such manner as is determined by the Committee;

                 (C) one or more forms of annuity providing a fixed quarterly or monthly payment, which shall include, in addition to such forms of annuity as shall be determined from time to time by the Committee, the following:

                       (1)   Single Life Annuity;

                       (2)   Single Life Annuity With A Ten-Year Term Certain;

                       (3)   Joint and 50% Survivor Annuity;

                       (4)   Joint and 100% Survivor Annuity;

                       (5) Joint and 50% Survivor Annuity With A Ten-Year Term Certain;

                       (6) Joint and 100% Survivor Annuity With A Ten-Year Term Certain

                       The forms of annuity described in options (3) through (6) shall be available only if the Participant is married at the time benefits commence. Accordingly, if a Participant is not married at the time benefits commence, such Participant shall be permitted to select only the form of annuity described in option (1) or (2); or

                 (D) a designated dollar amount (to the extent such amount is allocated to the Participant's Benefit Transfer Account) or percentage of the Participant's Benefit Transfer Account payable in either a lump sum or quarterly or annual installments at the end of one or more calendar quarters otherwise available for election for the commencement of distributions as described above, with the remainder of the amount subject to such designation to be distributed in either a lump sum or quarterly or annual installments commencing at such other date chosen from clauses (b)(i) or (b)(ii) above.

In the event that payment is to be made on the form of an annuity, the amount of each annuity payment shall be determined by the Committee or its designee in its sole discretion, which amount shall be based on the amounts that could be payable under one or more commercial annuity products that could be purchased with the amount in a Participant's Benefit Transfer Account that is to be paid in the form of an annuity at a date set by the Committee that is within 60 days of the starting date of the annuity, with the identity of the commercial annuity products to be used for this purpose to be determined in the sole discretion of the Committee, or by the Committee's designee in accordance with standards established by the Committee. Any such determination, and the determination by the Committee or its delegatee of the amount of any annuity payments to be made hereunder shall be final and binding upon all Participants and beneficiaries. In the event that the Committee or its designee, in their sole and absolute discretion, shall direct that a commercial annuity be purchased in order to fund any payment obligations hereunder, such annuity contract, when purchased, shall be the property of the Bank or other purchasing entity, and the Participant will continue to be no more than an unsecured creditor of the Bank or, as applicable, another subsidiary of the Company, as described above. Each Participant's Benefit Transfer Account under the Plan shall be reduced by the amount of any distribution hereunder.

                       (c) Payments Upon Change in Control or Hardship. A Participant may also, solely to the extent permitted by the Committee, direct that all of the amounts then credited to the Participant's Account and Benefit Transfer Account be distributable to the Participant upon a Change in Control of the Company (as defined below), or that all or a portion of the amounts otherwise payable to the Participant be distributable in the event of a Hardship (as defined below), in which event the amount of any further scheduled distribution shall be reduced by the amount previously distributed on account of such event. Notwithstanding the foregoing, in the case of a Participant who, as of July 24, 1997, had elected under the Plan to receive a distribution of his or her Account (to the extent attributable to deferrals made through 1997 (and related earnings)) and/or his or her Benefit Transfer Account (to the extent attributable to amounts transferred to such account as of July 24, 1997 (and related earnings) upon a Change in Control or a Transfer of Control (as such terms were defined under the Plan immediately prior to July 24, 1997), such distribution (or distributions), if any, shall continue to be made upon a Change in Control or Transfer of Control (as the case may be), unless the Participant has consented, in the form and manner prescribed by the Chief Human Resources Officer of the Company, to the applicability of the amendment to the Plan replacing, under this Paragraph 13, the previously applicable change in control provisions with the Change in Control provision (as provided in Paragraph 14) as it relates to the distribution of a Participant's deferrals under the Plan through 1997 (and related earnings) and/or the distribution of a Participant's Benefit Transfer Account (to the extent attributable to amounts transferred to such account as of July 24, 1997 (and related earnings)). In the case of a Participant who, as of July 24, 1997, had not elected to receive a distribution of his or her Account and/or Benefit Transfer Account (as provided in the preceding sentence) upon a change in control, the distribution of such Participant's Account and/or Benefit Transfer Account shall, if elected by the Participant, be made upon a Change in Control (as defined in Paragraph 14).

                       (d) Payments Upon Death. To the extent permitted by the Committee, a Participant may elect that if the Participant dies before payments of a deferred amount have otherwise commenced to the Participant, the amount allocated to the Participant's Account and Benefit Transfer Account be distributed in a single lump sum to the Participant's Beneficiary (as defined below) commencing either on the last day of the calendar quarter in which the Participant dies (or as soon as practicable thereafter) or on the last day of the first calendar quarter in the calendar year immediately following the date of the Participant's death; provided, however, that if no such election is made, payment shall be made in a single lump sum at the end of the calendar quarter in which the Participant died, or as soon as practicable thereafter. If payments of a deferred amount in the form of installments or an annuity have already commenced to the Participant, they shall continue to be made after the Participant's death to the Participant's Beneficiary, who shall otherwise be granted the same rights as were held by the Participant hereunder.

                       (e)   Additional  Payment  Elections.   Notwithstanding
the preceding provisions of this Paragraph 13 to the contrary, a Participant may subsequently elect, in such form and manner as may be prescribed by the Committee, that the amounts credited to his or her Account be distributed commencing on one of the dates described in clause (a)(i) or (a)(ii) above in lieu of the date(s) initially selected, provided that any such election is made at least twenty-four (24) months prior to the earlier of (i) the date payment of amounts credited to the Account would otherwise commence (other than on account of Hardship or a Change in Control) or (ii) the Participant's termination of service for any reason as a member of the Board and, as applicable, as a member of the boards of directors of all subsidiaries of the Company. Further, notwithstanding the preceding provisions of this Paragraph 13 to the contrary, a Participant may also subsequently elect, in such form and manner as may be prescribed by the Committee, that the amounts credited to his or her Account be paid in any one of the forms of benefit payment provided under this Paragraph 13 in lieu of the form of payment initially selected, provided that any such election is made at least twenty-four (24) months prior to the earlier of (i) the date payment of amounts credited to the Account would otherwise commence (other than on account of Hardship or a Change in Control) or (ii) the Participant's termination of service for any reason as a member of the Board and, as applicable, as a member of the boards of directors of all subsidiaries of the Company.

                 14. Change in Control. For purposes of the Plan, a "Change in Control" shall mean the occurrence of any of the following events:

                 (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 35% or more of the combined voting power of the Company's then outstanding securities;

                 (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving as directors of the Company: individuals who, on July 24, 1997, constitute the Board of Directors of the Company and any new director (other than a director whose initial assumption of office is in connection with the settlement of an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors of the Company or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on July 24, 1997 or whose appointment, election or nomination for election was previously so approved or recommended;

                 (iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or entity, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any Parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 65% of the combined voting power of the securities of the Company, such surviving entity or any Parent thereof outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected solely to implement a recapitalization of the Company or the Bank (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company or the Bank (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 35% or more of the combined voting power of the Company's or the Bank's then outstanding securities; or

                 (iv) the stockholders of the Company or the Bank approve a plan of complete liquidation or dissolution of the Company or the Bank, respectively, or there is consummated a sale or disposition by the Company or any of its subsidiaries of any assets which individually or as part of a series of related transactions constitute all or substantially all of the Company's consolidated assets (provided that, for these purposes, a sale of all or substantially all of the voting securities of the Bank or a Parent of the Bank shall be deemed to constitute a sale of substantially all of the Company's consolidated assets), other than any such sale or disposition to an entity at least 65% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company immediately prior to such sale or disposition.

                 As used in connection with the foregoing definition of Change in Control, "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Act; "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Act; "Parent" shall mean any entity that becomes the Beneficial Owner of at least 80% of the voting power of the outstanding voting securities of the Company or of an entity that survives any merger or consolidation of the Company or any direct or indirect subsidiary of the Company; and "Person" shall have the meaning given in Section 3(a)(9) of the Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (a) the Company or any of its subsidiaries, (b) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (c) an underwriter temporarily holding securities pursuant to an offering of such securities, or (d) a corporation or entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

                   15. Hardship. Unless otherwise determined by the Committee, for purposes of this Plan, a Participant shall be deemed to have incurred a Hardship in the event the Participant experiences severe financial difficulties resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Section 152(a) of the Internal Revenue Code) of the Participant, loss of the Participant's property due to casualty, or another similar extraordinary and unforeseeable circumstance arising as a result of events beyond the control of the Participant. The determination of whether or not a Participant has incurred a Hardship shall be made by the Committee, and no distribution on account of a Hardship shall be in excess of the amount necessary to meet the emergency.

                   16. Designation of Beneficiaries. In the event that a Participant dies prior to the receipt of all amounts payable to him or her pursuant to the Plan, all remaining amounts credited to his Account and Benefit Transfer Account shall be paid to such one or more beneficiaries and in such proportions as the Participant may designate, in accordance with the provisions of Paragraph 13. If no Beneficiary has been named by the Participant, or if a named Beneficiary has predeceased the Participant and no successor beneficiary has been named or if a beneficiary designation is otherwise ineffective, payment shall be made to the estate of the Participant, and if any Beneficiary shall die after payments to that Beneficiary have commenced, if any remaining payments would otherwise be made to such Beneficiary, they shall instead be made to the estate of the Beneficiary. A Beneficiary designation pursuant to this Paragraph 16 shall not be effective unless it is in writing and is received by the Committee prior to the death of the Participant making the designation.

                   17. Nonalienation. The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Participant or the Participant's beneficiaries.

                   18. Indemnification. The Company shall indemnify, hold harmless and defend each member of the Board, each member of the Committee, each member of the Benefits Committee, and each of their designees who are employees of the Company or any of its subsidiaries, against their reasonable costs, including legal fees, incurred by them, or arising out of any action, suit or proceeding in which they may be involved, as a result of their efforts, in good faith, to defend or enforce the terms of the Plan.

                   19. Severability. A determination that any provision of the Plan is invalid or unenforceable shall not affect the validity or enforceability of any other provision hereof.

                   20. Waiver. Failure to insist upon strict compliance with any of the terms, covenants or conditions of the Plan shall not be deemed a waiver of such term, covenant or condition. A waiver of any provision of the Plan must be made in writing, designated as a waiver, and signed by the party against whom its enforcement is sought. Any waiver or relinquishment of any right or power hereunder at any one or more times shall not be deemed a waiver or relinquishment of such right or power at any other time or times.

                   21. Notices. Any notice or other communication required or permitted to be given to a party under the Plan shall be deemed given if personally delivered or if mailed, postage prepaid, by certified mail, return receipt requested, to the party at the address listed below, or at such other address as one such party may by written notice specify to the other:

                        (a)   if to the Committee:

                              Dime Bancorp, Inc.
                              589 Fifth Avenue
                              New York, New York  10017

                              Attention:  Chief Human Resources Officer

                        (b) if to any party other than the Committee, to such party at the address last furnished by such party by written notice to the Committee.

                   22. Governing Law. The Plan shall be construed, administered and enforced according to the laws of the State of New York, except to the extent that such laws are preempted by federal law.

                   23. Construction of Language. Wherever appropriate in the Plan, words used in the singular may be read in the plural, words in the plural may be read in the singular, and words importing the masculine gender shall be deemed equally to refer to the feminine or the neuter. Any reference to an Article or Section shall be to an Article or Section of the Plan, unless otherwise indicated.

                   24. Amendment or Discontinuance. The Board or the Compensation Committee of the Board may amend, discontinue or terminate the Plan at any time; provided, however, that no amendment or discontinuance shall affect the rights of Participants to amounts already allocated to their Accounts and Benefit Transfer Accounts under the Plan. The Benefits Committee of the Company may make any amendment to the Plan that may be necessary or appropriate to facilitate the administration, management, and interpretation of the Plan or to conform the Plan thereto or that may be necessary or appropriate to satisfy requirements of law, provided that any such amendment does not significantly affect the cost to the Company or any of its subsidiaries of maintaining the Plan. Notwithstanding the foregoing, no amendment by the Compensation Committee of the Board or the Benefits Committee of the Company shall be made to the extent that any such amendment would cause any Participant who administers any employee benefit plan of the Company (or any subsidiary of the Company) and who, in accordance with the terms of any such plan or applicable law, must be "disinterested", to cease to qualify as an "outside director", within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the treasury regulations thereunder.